UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report: October 26, 2006
                     (Date of earliest event reported)

                               FNB CORPORATION
            (Exact name of registrant as specified in its charter)


   Virginia
(State or other              000-24141                 54-1791618
 jurisdiction of            (Commission             (I.R.S. Employer
 incorporation)              File Number)            Identification No.)


                             105 Arbor Drive
                      Christiansburg, Virginia 24068
           (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  540-382-4951

                                    n/a
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

     On October 26, 2006, the Corporation issued a press release commenting on third quarter 2006 performance and approval by the Board of Directors of a fourth quarter 2006 cash dividend.

     The information in this Item 2.02, and the related exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

      (d)  Exhibits

           99.1     FNB Corporation press release dated October 26, 2006


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FNB CORPORATION
                                              (Registrant)

                                            /s/ William P. Heath, Jr.
                                            William P. Heath, Jr.
                                            President and Chief Executive
                                            Officer


Date:  October 26, 2006

                               EXHIBIT INDEX


       99.1      FNB Corporation press release dated October 26, 2006